SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 12, 2002

HORIZON MEDICAL PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation or organization)	001-15459 (Commission File Number)	58-1882343 (I.R.S. Employer Identification No.)

ONE HORIZON WAY P.O. BOX 627 MANCHESTER, GEORGIA (Address of principal executive offices)	31816 (Zip Code)

Registrant’s telephone number, including area code: 706-846-3126

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Signatures
Letter of PricewaterhouseCoopers LLP

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     On November 12, 2002, Horizon Medical Products, Inc. (the “Company” or the “Registrant”) notified the firm of PricewaterhouseCoopers LLP that it would be dismissed effective November 14, 2002. Effective November 15, 2002, the Company appointed Grant Thornton LLP as its independent public accountants to replace the firm of PricewaterhouseCoopers LLP. The decision to dismiss PricewaterhouseCoopers LLP and to retain Grant Thornton LLP as the Company’s independent public accountants was made by the Audit Committee of the Board of Directors of the Company, and then concurred in and approved by the Executive Committee of the Board of Directors.

     The reports of PricewaterhouseCoopers LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of PricewaterhouseCoopers LLP dated February 26, 2002 (except for Notes 6, 9, 12 and 17, as to which the date was April 15, 2002) accompanying the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, contained the following paragraph:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 17 to the consolidated financial statements, the Company’s senior loan agreement requires compliance with certain financial covenants the compliance with which cannot be objectively determined. This matter raises substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In PricewaterhouseCoopers LLP’s report dated February 26, 2002 (except for Notes 6, 9, 12 and 17, as to which the date was April 15, 2002, and Note 18, as to which the date was September 9, 2002) accompanying the Company’s Registration Statement on Form S-1/A, as filed with the Securities and Exchange Commission on September 11, 2002, the paragraph referred to above was removed.

     During the Company’s fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through November 14, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the matter in their report.

     During the Company’s fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through November 14, 2002, there were no “reportable events” (as such term is defined in Item 304(a)(i)(v) of Regulation S-K). The Company has requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated November 14, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     During the Company’s fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through November 14, 2002, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION

16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002

HORIZON MEDICAL PRODUCTS, INC.

By: /s/ Julie F. Lancaster Julie F. Lancaster Vice President - Finance